UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 28, 2008

                         Citizens Communications Company
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

         001-11001                                     06-0619596
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  (Commission File Number)                 (IRS Employer Identification No.)


    3 High Ridge Park, Stamford, Connecticut               06905
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    (Address of principal executive offices)            (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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                   (Former name or former address, if changed
                              since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.03.  Creation of a Direct Financial Obligation
            -----------------------------------------

     On March 28, 2008, Citizens Communications Company (the "Company") drew down $135 million (representing all of the funds available) under its delayed draw term loan credit agreement dated March 10, 2008 with CoBank, ACB, as administrative agent, lead arranger and a lender, and the other lenders from time to time party thereto. The loan will initially bear interest based on one month LIBOR. The proceeds of the loan are being used in connection with the repurchase of a portion of the Company's outstanding debt.

     The additional disclosure required by this item is included in "Item 1.01. Entry into a Material Definitive Agreement" of the Company's Current Report on Form 8-K filed on March 10, 2008, which is incorporated herein by reference, and to which the Credit Agreement is filed as Exhibit 10.1.


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CITIZENS COMMUNICATIONS COMPANY


Date:  March 28, 2008             By:  /s/ Robert J. Larson
                                     --------------------------------
                                           Robert J. Larson
                                           Senior Vice President and
                                           Chief Accounting Officer


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